Exhibit 99.3

UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL INFORMATION

On December 4, 2020, Zoom Telephonics, Inc. (the “Company” or “Zoom Telephonics”) completed its acquisition by merger of Minim Inc. (“Minim”) pursuant to that certain Agreement and Plan of Merger (the “Merger Agreement”), dated as of November 12, 2020. Minim offers a cloud WiFi management platform that enables and secures a better-connected home by providing AI-driven WiFi management and IoT security platform for homes, SMBs, and broadband service providers.

The accompanying unaudited pro forma condensed combined financial information is based on the historical financial statements and accounting records of Minim after giving effect to the Merger Agreement through the related pro forma adjustments. Further details about the Merger Agreement, along with key assumptions and estimates underlying the unaudited pro forma adjustments are described in the Notes to Unaudited Pro Forma Condensed Combined Financial Information (the “Pro Forma Notes”). The unaudited pro forma condensed combined financial information was based on, and should be read in conjunction with, the following historical consolidated financial statements and the related footnotes to such financial statements:

●
Historical audited consolidated financial statements of the Company as of and for the year ended December 31, 2019, and the related notes to consolidated financial statements, as set forth in the Company’s Annual Report on Form 10-K and 10-K/A for the year ended December 31, 2019, filed with the Securities and Exchange Commission (the “SEC”) on April 15, 2020 and April 29, 2020, respectively.
●
Historical unaudited condensed consolidated financial statements of the Company as of and for the ninth months ended September 30, 2020, and the related notes to the unaudited condensed consolidated financial statements, as set forth in the Company’s Quarterly Report on Form 10-Q/A for the quarterly period ended September 30, 2020, filed with the SEC on November 16, 2020.
●
Historical audited financial statements of Minim as of December 31, 2019 and 2018 and for the years then ended, and the related notes to financial statements, as set forth in Exhibit 99.1 to this Current Report on Form 8-K/A.
●
Historical unaudited condensed financial statements of Minim as of September 30, 2020, and for the nine months ended September 30, 2020, and the related notes to unaudited financial statements, as set forth in Exhibit 99.2 to this Current Report on Form 8-K/A.

The accompanying unaudited pro forma condensed combined balance sheet as of September 30, 2020, combined the historical unaudited consolidated balance sheets of the Company and Minim, giving effect to the Merger Agreement, as if both events had occurred on September 30, 2020. The accompanying unaudited pro forma condensed combined statements of operations for the nine months ended September 30, 2020 and the year ended December 31, 2019, combined the historical consolidated statements of operations of the Company and Minim, giving effect to the Merger Agreement as if both events had occurred on January 1, 2019, the first day of the Company’s calendar year ended December 31, 2019.

The accompanying pro forma adjustments are based on preliminary estimates that have been made solely for the purpose of providing unaudited pro forma condensed combined financial information prepared in accordance with the rules and regulations of the SEC. The unaudited pro forma condensed combined financial information does not purport to represent the actual results of operations that the Company and Minim would have achieved had the companies been combined during the periods presented herein.

The Company has prepared the following unaudited pro forma condensed combined financial information pursuant to the requirements of Article 11 of Regulation S-X, as amended by SEC Final Rule Release No. 33-10786, Amendments to Financial Disclosures About Acquired and Disposed Businesses. The unaudited pro forma condensed combined financial information is presented to illustrate the transaction accounting adjustments related to the Minim merger. The unaudited pro forma condensed combined financial information is not intended to project the future results of operations that the combined company may achieve after the Minim merger and does not reflect any adjustments for post-closing integration costs, or any potential cost savings or revenue enhancement synergies that may be realized as a result of the Minim merger. Although the Company expects that some overall cost savings and revenue enhancement synergies will result from the Minim merger, there can be no assurance that these expectations will be realized.

1

UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET

	September 30, 2020
	Zoom Telephonics, Inc. (1)	Minim Inc. (2)	Pro forma Adjustments		Pro Forma Combined
	(historical)	(historical)
ASSETS
Current Assets
Cash and cash equivalents	$4,013,690	$605,830	$-		$4,619,520
Restricted cash	800,000	-	-		800,000
Accounts receivable, net	6,577,447	9,855	(22,799)	(a)	6,564,503
Inventories, net	9,693,326	139,244	-		9,832,570
Prepaid expenses and other current assets	128,847	8,126	-		136,973
Total current assets	21,213,310	763,055	(22,799)		21,953,566

Equipment, net	460,534	4,620	-		465,154
Operating lease right-of-use asset, net	107,343	24,437	-		131,780
Costs capitalized to obtain revenue	-	45,810	-		45,810
Goodwill	-	58,872	-		58,872
Intangible assets, net	-	97,122	-		97,122
Other assets	914,884	-	-		914,884
Total assets	$22,696,071	$993,916	$(22,799)		$23,667,188

Current Liabilities
Accounts payable	$10,513,620	$69,204	$(22,799)	(a)	$10,560,025
Current maturities of long-term debt	354,968	556,814	-		911,782
Current maturities of operating lease liabilities	72,739	24,434	-		97,173
Accrued other expenses	4,015,666	196,465	-		4,212,131
Total current liabilities	14,956,993	846,917	(22,799)		15,781,111

Long-term debt, less current maturities	228,332	-	-		228,332
Operating lease liabilities, less current maturities	34,738	-	-		34,738
Convertible promissory notes	-	279,075	(279,075)	(b)	-
Total liabilities	15,220,063	1,125,992	(301,874)		16,044,181

Stockholders' (deficit) equity
Non-redeemable preferred stock: issued and outstanding 7,986,675 historical (0 shares pro forma combined)	-	10,659,992	(10,659,992)	(c)	-
Common stock: Issued and outstanding 23,921,142 shares historical (34,705,676 shares shares pro forma combined)	239,211	-	107,845	(d)	347,056
Additional paid-in capital	50,454,720	1,946,644	10,831,222	(d)	63,232,586
Accumulated deficit	(43,217,923)	(12,738,712)	-		(55,956,635)
Total stockholders' (deficit) equity	7,476,008	(132,076)	279,075		7,623,007
Total liabilities and stockholders' (deficit) equity	$22,696,071	$993,916	$(22,799)		$23,667,188

(1)
Source: unaudited financial statements of Zoom Telephonics, Inc. obtained from the 10-Q/A filing with the SEC for the period ended September 30, 2020.
(2)
Source: unaudited financial statements of Minim Inc. for the period ended September 30, 2020 as set forth in Exhibit 99.2 to this Current Report on Form 8-K/A.

UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS

	For the nine months ended September 30, 2020
	Zoom Telephonics, Inc. (1)	Minim Inc. (2)	Pro forma Adjustments		Pro Forma Combined
	(historical)	(historical)
Net product sales	$34,255,817	$144,202	$-		$34,400,019
Software as a service	-	234,477	-		234,477
Engineering services	-	120,000	(90,000)	(aa)	30,000
Total revenue	34,255,817	498,679	(90,000)		34,664,496

Cost of sales	25,160,174	278,422	-		25,438,596
Total cost of sales	25,160,174	278,422	-		25,438,596

Gross profit	9,095,643	220,257	(90,000)		9,225,900

Operating expenses:
Selling expenses	6,650,047	701,675	-		7,351,722
General and administrative expenses	3,012,292	1,129,345	-		4,141,637
Research and development expenses	2,025,502	1,196,503	(90,000)	(aa)	3,132,005
Total operating expenses	11,687,841	3,027,523	(90,000)		14,625,364

Operating loss	(2,592,198)	(2,807,266)	-		(5,399,464)

Other income (expense):
Interest income	1,064	-	-		1,064
Interest expense	(13,852)	(10,876)	-		(24,728)
Other, net	(707)	-	-		(707)
Total other income (expense), net	(13,495)	(10,876)	-		(24,371)

Loss before income taxes	(2,605,693)	(2,818,142)	-		(5,423,835)

Income taxes	15,592	-	-		15,592
Net loss	$(2,621,285)	$(2,818,142)	$-		$(5,439,427)

Basic and diluted net loss per share	$(0.12)				$(0.16)

Weighted average common and common equivalent shares (Basic and Diluted)	22,419,823		10,784,534		33,204,357

(1)
Source: unaudited financial statements of Zoom Telephonics, Inc. obtained from the 10-Q/A filing with the SEC for the period ended September 30, 2020.
(2)
Source: unaudited financial statements of Minim Inc. for the period ended September 30, 2020 as set forth in Exhibit 99.2 to this Current Report on Form 8-K/A.

UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
	For the year ended December 31, 2019
	Zoom Telephonics, Inc. (1)	Minim Inc. (2)	Pro forma Adjustments	Pro Forma Combined
	(historical)	(historical)
Net product sales	$37,614,456	$53,084	$-	$37,667,540
Software as a service	-	93,547	-	93,547
Engineering services	-	105,000	-	105,000
Total revenue	37,614,456	251,631	-	37,866,087

Cost of sales	26,708,653	251,905	-	26,960,558
Total cost of sales	26,708,653	251,905	-	26,960,558

Gross profit	10,905,803	(274)	-	10,905,529

Operating expenses:
Selling expenses	9,222,737	544,507	-	9,767,244
General and administrative expenses	2,666,876	2,640,560	-	5,307,436
Research and development expenses	2,237,416	1,709,944	-	3,947,360
Total operating expenses	14,127,029	4,895,011	-	19,022,040

Operating loss	(3,221,226)	(4,895,285)	-	(8,116,511)

Other income (expense):
Interest income	13,975	-	-	13,975
Interest expense	(48,404)	(9,213)	-	(57,617)
Other, net	4,720	-	-	4,720
Total other income (expense), net	(29,709)	(9,213)	-	(38,922)

Loss before income taxes	(3,250,935)	(4,904,498)	-	(8,155,433)

Income taxes	24,865	-	-	24,865
Net loss	$(3,275,800)	$(4,904,498)	$-	$(8,180,298)

Basic and Diluted net loss per share	$(0.18)			$(0.28)

Weighted average common and common equivalent shares (Basic and Diluted)	18,051,070		10,784,534	28,835,604

(1)	Source: audited financial statements of Zoom Telephonics, Inc. obtained from the 10-K filing with the SEC for the year ended December 31, 2019.
(2)	Source: audited financial statements of Minim Inc. for the year ended December 31, 2019 as set forth in Exhibit 99.1 to this Current Report on Form 8-K/A

NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL INFORMATION

1.
DESCRIPTION OF TRANSACTION

On November 12, 2020, the Company entered into the Merger Agreement pursuant to which the Company and Minim would merge and combine their businesses (the “Minim Merger”). The Company’s Executive Chairman and, principally through investment vehicles, controlling stockholder, is Chairman and a controlling stockholder of Minim.

Under the terms of the Merger Agreement by and among the Company, Elm Acquisition Sub, Inc., the Company’s wholly-owned subsidiary (“Merger Sub”), Minim and the Representative (as defined therein), Merger Sub would merge with and into Minim, with Minim being the surviving entity and, following the closing of the merger transaction, Minim would become a wholly-owned subsidiary of the Company. Pursuant to the Merger Agreement, the Company will exchange 0.80106 newly-issued shares of the Company’s common stock, par value $0.01 per share (the “Common Stock”) for each issued and outstanding share of Minim’s common stock and preferred stock. In addition, the Company will issue to each holder of Minim options and restricted stock, new Company options and restricted stock that are substantially equivalent and on the same terms as the respective holder’s options and restricted stock. Additionally, holders of certain outstanding convertible notes of Minim will be exchanged for shares of Common Stock in accordance with the terms of the Merger Agreement. The transaction implies a valuation to Minim of approximately $30 million before taking into account transaction expenses and the exchange of the Minim convertible notes.

Upon the closing of the Merger Agreement on December 4, 2020, Minim had 13,462,846 shares of common shares and equivalent preferred stock outstanding. These shares were exchanged for the 10,784,534 shares of the Company’s common stock. In addition, the holders of Minim stock options and restricted stock received 1,675,416 of the Company’s stock options in exchange for their 2,091,499 options outstanding.

2.
BASIS OF PRO FORMA PRESENTATION

The unaudited pro forma condensed combined balance sheet is based on the historical unaudited condensed balance sheets of the Company and Minim as of September 30, 2020, giving effect to the Minim merger as if these events had occurred on September 30, 2020. The pro forma presentation includes “Interim” and “Annual” statements of operations that give effect to Minim’s merger as if these events had occurred on January 1, 2019, the first day of the Company’s calendar year ended December 31, 2019. The Interim unaudited pro forma condensed combined statement of operations includes the historical results for the Company and Minim for the nine months ended September 30, 2020. The Annual unaudited pro forma condensed combined statement of operations includes the historical results for the Company and Minim for the calendar year ended December 31, 2019.

Pro forma transaction accounting adjustments are reflected to give effect to the closing of the Minim merger on December 4, 2020.

As a result of the Company's Executive Chairman having a controlling financial interest in both the Company and Minim, the Company expects to account for the Minim Merger as a common control transaction. The common control method of accounting is set forth in Financial Accounting Standards Boards (“FASB”) Accounting Standards Codification (“ASC”) 805, Business Combinations, which states that the acquiror should initially recognize the assets and liabilities transferred at their carrying amounts in the accounts of the transferring entity at the date of transfer in a transfer of assets or exchange of shares between entities under common control. The date of transfer is defined as the date in which the net assets were effectively transferred to the acquiror. Upon the closing, the Minim net assets were transferred to the Company on December 4, 2020. The unaudited pro forma condensed combined financial statments include various assumptions, including those related to the evlauation of the accounting acquiror for this transaction. Accordingly, the pro forma adjustments are preliminary and have been made soley for illustrative purposes. For purposes of the unaudited pro forma condensed combined financial information, the assets and liabilities of Minim are stated at historical cost as of September 30, 2020 and may differ from the historical cost as of December 4, 2020. While the Company is of the preliminary view that the appropriate accounting treatment is to consider the Company as the acquiror of Minim, the Company is currently evaluating the definition and interpretation of the party that is deemed the acquiror pursuant to ASC 805. The Company does not believe that the Pro Forma Combined results as presented in this Current Report would differ materially if Minim were determined to be the acquiror.

The Company will finalize the common control accounting prior to its annual report filing on Form 10-K for the year ended December 31, 2020.

3.
ADJUSTMENTS TO UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET

The pro forma adjustments are based on our preliminary estimates and assumptions that are subject to change. The notes that relate to the accompanying unaudited pro forma condensed combined balance sheet are as follows:

(a)
Represents the inter-related balances derived from the Statement of Work, License, Collaborative Agreement, Software/Service Availability Agreement and Software/Service Support Level Agreement between Zoom Telephonics, Inc. and Minim Inc., dated July 25, 2019, as amended.

(b)
In connection with the Merger Agreement, two convertible promissory notes were converted into 148,006 shares of Minim Inc. common stock. These shares of common stock are represented in the 13,462,846 shares of Minim common shares and equivalent preferred stock exchanged for 10,784,534 shares of the Company’s common stock.

(c)
In connection with the Merger Agreement, Minim Inc's shares of preferred stock were converted to shares of Minim common stock.

(d)
Represents an adjustment to increase the common stock by the par value of the 10,784,534 shares issued in connection with the transaction and to reflect the conversion of Minim's historical non-redeemable preferred stock and Minim's historical convertible promissory notes.

4.
ADJUSTMENTS TO UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENTS OF OPERATIONS

Presented below is the Pro Forma Notes to the accompanying unaudited pro forma condensed combined statements of operations:

(aa)
Represents the inter-related balances derived from the Statement of Work, License, Collaborative Agreement, Software/Service Availability Agreement and Software/Service Support Level Agreement between Zoom Telephonics, Inc. and Minim Inc., dated July 25, 2019, as amended.